EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of Imaging Diagnostic Systems, Inc. of our report dated August 22, 2005, which appears on Page 37 of Form 10-K for the year ended June 30, 2005, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                         /s/ Margolies, Fink  and Wichrowski
                                         ------------------------------------
                                         MARGOLIES, FINK and WICHROWSKI
Pompano Beach, Florida
March 23, 2006